                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                            TRANS-LUX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 1, 2001
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION will be held at the Office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on Friday, June 1, 2001 at 10:00 A.M. local time for the following purposes:

          1. To elect four directors to serve for a term of three years, in each case until their successors shall be elected and shall have qualified;

          2. To consider and act upon a proposal to recommend to the Board of Directors the retention of Deloitte & Touche LLP as the Corporation's independent auditors for the ensuing year; and

          3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The close of business on April 6, 2001 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,

                                              ANGELA D. TOPPI
                                            Corporate Secretary
Dated: Norwalk, Connecticut
       April 6, 2001

--------------------------------------------------------------------------------

Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.
--------------------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (hereinafter called the "Corporation"), of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Friday, June 1, 2001, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. It is intended that this Statement and the proxies solicited hereby be mailed to stockholders no later than April 20, 2001. A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date and returning it to the Corporation, Attention: Secretary, or by voting in person at the Meeting. Proxies properly executed and received in time for the Meeting will be voted.

     The close of business on April 6, 2001 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. There were outstanding as of the close of business on April 6, 2001 and entitled to notice of and to vote at the Meeting 965,905 shares of Common Stock and 294,843 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote on all matters voted on at the Meeting and each outstanding share of Class B Stock is entitled to ten votes on all matters voted on at the Meeting. The holders of Common Stock and Class B Stock vote together on all the proposals.

     Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of April 6, 2001 (or such other date specified) with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock or shares acquirable within 60 days of such date by (i) each person known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock and/or Common Stock and who is deemed to be such beneficial owner of the Corporation's Class B Stock and Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each named executive in the Summary Compensation Table; and
(iv) all persons as a group who are executive officers and directors of the Corporation, and as to the percentage of outstanding shares held by them on that date.

                                                                  AMOUNT                    PERCENT
                                                               BENEFICIALLY     PERCENT     OF ALL
      NAME, STATUS AND MAILING ADDRESS         TITLE OF CLASS     OWNED         OF CLASS    CLASSES
      --------------------------------         --------------  ------------     --------    -------
Richard Brandt...............................  Class B Stock      125,195(1)     42.46%      9.93%
Chairman of the Board of Directors and         Common Stock        19,636(1)      1.99%      1.53%
beneficial owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Franklin Resources, Inc. ....................  Common Stock     1,141,797(2)     54.17%     47.52%
Beneficial owner of more than 5% of the
Corporation's Common Stock
777 Mariners Island Blvd.
San Mateo, CA 94404
Gabelli Funds, Inc...........................  Common Stock       246,861(3)     22.12%     17.50%
Beneficial owner of more than 5% of the
Corporation's Common Stock
One Corporate Center
Rye, NY 10580-1434
Matthew Brandt...............................  Class B Stock       40,700        13.80%      3.23%
Director, Senior Vice President and            Common Stock         2,300(4)          *          *
beneficial owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Thomas Brandt................................  Class B Stock       40,700(5)     13.80%      3.23%
Director, Senior Vice President and            Common Stock         1,354             *          *
beneficial owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Steven Baruch................................  Common Stock         1,600(6)          *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Howard M. Brenner............................  Common Stock         1,500(7)          *          *
Director
465 Park Avenue
New York, NY 10022
Jean Firstenberg.............................  Common Stock         1,920(8)          *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090

                                                                  AMOUNT                    PERCENT
                                                               BENEFICIALLY     PERCENT     OF ALL
      NAME, STATUS AND MAILING ADDRESS         TITLE OF CLASS     OWNED         OF CLASS    CLASSES
      --------------------------------         --------------  ------------     --------    -------
Robert B. Greenes............................  Common Stock         5,000(9)          *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Gene Jankowski...............................  Common Stock         3,500(6)          *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Victor Liss..................................  Class B Stock        9,728         3.30%          *
Director, Vice Chairman, President             Common Stock        54,020(10)     5.35%      4.14%
and Chief Executive Officer
110 Richards Avenue
Norwalk, CT 06856-5090
Howard S. Modlin.............................  Class B Stock        8,751(11)     2.97%          *
Director                                       Common Stock         2,500(11)         *          *
445 Park Avenue
New York, NY 10022
Michael R. Mulcahy...........................  Common Stock        19,803(12)     2.02%      1.55%
Executive Vice President
110 Richards Avenue
Norwalk, CT 06856-5090
Thomas F. Mahoney............................  Common Stock         1,000(13)         *          *
Senior Vice President
110 Richards Avenue
Norwalk, CT 06856-5090
All directors and executive officers.........  Class B Stock      225,074(14)    76.34%     17.85%
as a group (15 persons)                        Common Stock       123,012(14)    11.55%      9.05%

---------------
 (1) The amount includes 4,232 shares of Class B Stock owned by Mrs. Brandt, 12,500 shares of Common Stock acquirable upon exercise of stock options, and 7,136 shares of Common Stock acquirable upon conversion of $100,000 principal amount of the Corporation's 7 1/2% Convertible Subordinated Notes due 2006 (the "Notes").

 (2) Based on Schedule 13G, Amendment No. 1, dated February 6, 1998 and other telephonic advice by Franklin Resources, Inc., a parent holding company, Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of said company and Franklin Advisers, Inc., an investment adviser. The amount includes 1,141,797 shares of Common Stock acquirable upon conversion of $16,000,000 principal amount of the Notes beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc., each of which is a registered investment advisor and which have all voting and investment power over the Notes.

 (3) Based on Schedule 13D, Amendment No. 36 dated February 16, 2001 by Gabelli Funds, LLC, parent holding company and registered investment adviser, the amount includes 149,861 shares of Common Stock acquirable upon conversion of $2,100,000 principal amount of the Notes. All securities are held as agent for the account of various investment company fund accounts managed by such reporting person. Except under certain conditions, Gabelli Funds, Inc. has sole voting power and sole dispositive power over such shares.

 (4) The amount includes 1,820 shares of Common Stock acquirable upon exercise of stock options. Mr. Matthew Brandt is Mr. R. Brandt's son.

 (5) Mr. Thomas Brandt is Mr. R. Brandt's son.

 (6) The amount includes 1,000 shares of Common Stock acquirable upon exercise of stock options.

 (7) The amount includes 500 shares of Common Stock acquirable upon exercise of stock options.

 (8) The amount includes 1,500 shares of Common Stock acquirable upon exercise of stock options.

 (9) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options.

(10) The amount includes 43,900 shares of Common Stock acquirable upon exercise of stock options, and 714 shares of Common Stock acquirable upon conversion of $10,000 principal amount of the Notes.

(11) The amount includes 3,460 shares of Class B Stock owned by Mr. Modlin's immediate family, 2,479 shares of Class B Stock held in trust for Mr. Modlin's immediate family, and 2,500 shares of Common Stock acquirable upon exercise of stock options.

(12) The amount includes 16,500 shares of Common Stock acquirable upon exercise of stock options.

(13) The amount includes 900 shares of Common Stock acquirable upon exercise of stock options.

(14) The amount includes 10,171 shares of Class B Stock set forth in footnotes 1 and 11 above, 7,850 shares of Common Stock acquirable upon conversion of the Notes set forth in footnotes 1 and 10 above, and 91,259 shares of Common Stock which members of the group have the right to acquire by exercise of stock options (including director stock options).

  *  Less than 1%

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Four directors are to be elected at the June 1, 2001 Annual Meeting for a three-year term, and until their successors have been elected and qualified. Messrs. Richard Brandt, Gene Jankowski and Victor Liss and Ms. Jean Firstenberg nominated for election as directors for a three-year term were each elected a director of the Corporation at the 1998 Annual Meeting of Stockholders.

     Set forth opposite the name of the nominees and each director is their principal occupation for the past five years, age, the name and principal business of any corporation or other organization in which such employment is carried on, certain other directorships held, the year first elected as a director and the year in which the term of office for which they are a nominee or the term of office of such person will expire.

     Management has no reason to believe that the nominees are not available or will not serve if elected, but if a nominee should not become available to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated. Proxies will be voted "FOR" the nominees unless the stockholder specifies otherwise.

                                                                                            FIRST
                                                                                            BECAME     TERM
NAME                                   PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE   DIRECTOR   EXPIRES
----                                   -------------------------------------------------   --------   -------
NOMINEES -- THREE-YEAR TERM
Richard Brandt.......................  Chairman of the Board of Trans-Lux Corporation;       1954      2004
                                       Director of Presidential Realty Corporation;
                                       Board member of Taos Talking Picture Festival;
                                       Chairman Emeritus and Trustee of the American
                                       Film Institute; Trustee of The College of Santa
                                       Fe; 73

Jean Firstenberg.....................  Chief Executive Officer and Director of the           1989      2004
                                       American Film Institute; Trustee of Boston
                                       University; 65

Gene Jankowski.......................  Chairman of Jankowski Communications System,          1994      2004
                                       Inc.; Advisor Managing Director of Veronis
                                       Suhler & Associates Inc.; formerly President and
                                       Chairman of the CBS Broadcast Group; Chairman
                                       Emeritus of the American Film Institute; 66

Victor Liss..........................  Vice Chairman of the Board, President and Chief       1988      2004
                                       Executive Officer of Trans-Lux Corporation;
                                       Director of Anthem, Inc.; Trustee of Norwalk
                                       Hospital; 64

                                                                                            FIRST
                                                                                            BECAME     TERM
NAME                                   PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE   DIRECTOR   EXPIRES
----                                   -------------------------------------------------   --------   -------
DIRECTORS -- TWO-YEAR REMAINING TERM

Steven Baruch........................  Executive Vice President of Presidential Realty       1994      2003
                                       Corporation; Producer of plays and musicals,
                                       among them Driving Miss Daisy, Angels in America,
                                       Love Letters, Smokey Joe's Cafe, The Producers
                                       and the most recent Broadway revivals of Damn
                                       Yankees, A Funny Thing Happened on the Way to the
                                       Forum and The Sound of Music; 62

Thomas Brandt........................  Senior Vice President of Trans-Lux Corporation        2000      2003
                                       and its Entertainment Subsidiaries; formerly Vice
                                       President of Trans-Lux Corporation and its
                                       Entertainment Subsidiaries; 37

Howard M. Brenner....................  Chairman and Chief Executive Officer of HCFP          1997      2003
                                       Brenner Securities LLC, formerly Senior Vice
                                       President of Loewenbaum & Company Incorporated,
                                       Vice Chairman of Southcoast Capital Corporation
                                       and President of Brenner Securities Corporation
                                       which was merged into Southcoast Capital
                                       Corporation which changed its name to Loewenbaum
                                       & Company Incorporated; Director of Interep
                                       National Radio Sales, Inc.; formerly President of
                                       Drexel Burnham Lambert Incorporated; former
                                       member of Board of Governors of the American
                                       Stock Exchange and District 10 Committee (NY)
                                       National Association of Securities Dealers Inc.;
                                       67

DIRECTORS -- ONE-YEAR REMAINING TERM

Matthew Brandt.......................  Senior Vice President of Trans-Lux Corporation        2000      2002
                                       and its Entertainment subsidiaries, except
                                       Chairman of Trans-Lux Cinema Consulting
                                       Corporation; formerly Vice President of Trans-Lux
                                       Corporation and its Entertainment Subsidiaries;
                                       Director of the National Association of Theatre
                                       Owners; 37

Robert B. Greenes....................  Chairman of the Executive Committee of Trans-Lux      1971      2002
                                       Corporation; President of Petroconsult, Inc.;
                                       President of East Coast Energy Council; formerly
                                       President and Chief Executive Officer of Public
                                       Fuel Service Inc. and all of its subsidiaries; 80

Howard S. Modlin.....................  Attorney and member of the firm Weisman Celler        1975      2002
                                       Spett & Modlin, P.C.; Director of Fedders
                                       Corporation and General DataComm Industries,
                                       Inc.; 69

            EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS

     The following Summary Compensation Table sets forth the compensation paid or awarded for each of the three years in the period ended December 31, 2000 to the Chief Executive Officer and the Corporation's four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                  ANNUAL COMPENSATION             COMPENSATION
                                         --------------------------------------   ------------    ALL OTHER
                                                                 OTHER ANNUAL       OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)   COMPENSATION($)    GRANTED(#)       ($)(1)
---------------------------       ----   ---------   --------   ---------------   ------------   ------------
Richard Brandt..................  2000    357,283         --        77,034               --         40,142
Chairman of the Board(2)          1999    328,881     52,431        72,442           30,000         40,328
                                  1998    342,471    133,735        70,634               --         32,435

Victor Liss.....................  2000    265,000         --         4,850               --          6,099
Chief Executive Officer,          1999    259,615     65,543         5,150               --          7,573
President and Vice Chairman(2)    1998    253,654    199,951         4,850               --         16,548

Michael R. Mulcahy..............  2000    241,057         --            --               --         14,340
Executive Vice President          1999    232,285     26,772            --               --         14,099
                                  1998    236,198     84,975            --           12,500         14,193

Thomas F. Mahoney...............  2000    149,936         --            --               --             --
Senior Vice President of Sales,   1999    147,803      3,438            --               --             --
former Vice President of Sales    1998    143,511      8,438            --               --             --

Thomas Brandt...................  2000    132,308         --           450               --             --
Senior Vice President of Theatre  1999    124,423      3,530            --               --             --
Operations, former Vice President 1998    115,866         --            --               --          2,646
of Theatre Operations(2)(3)

---------------
(1) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts. The amounts reflected for Mr. R. Brandt include $985, $1,089 and $2,652 for tax equalization payments in 2000, 1999 and 1998, respectively, resulting from FICA taxes and split dollar life insurance premiums. The amounts reflected for Mr. Liss represent split dollar life insurance, additional life insurance and disability insurance premiums. The amounts reflected for Mr. Mulcahy represents split dollar life insurance premiums. The amount reflected for Mr. T. Brandt represents moving expenses.

(2) Other annual compensation for Messrs. R. Brandt, Liss and T. Brandt includes directors fees.

(3) Mr. Matthew Brandt's compensation was identical to that of Mr. T. Brandt, except for moving expenses paid in 1998.

COMPENSATION COMMITTEE REPORT

     All matters concerning executive compensation for Mr. Liss, the Chief Executive Officer, and other executive officers are considered by the Corporation's Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance. In determining the total compensation to be paid to the Chief Executive Officer and all other executive officers, the Compensation Committee considers management's recommendations based upon past salary levels, contractual obligations where applicable, experience, capability, duties, normal salary increase levels in past years, and the Corporation's and respective individual's performance during the last fiscal year. The Chief Executive Officer's compensation is based upon the above factors and includes bonuses as described in the section on Employment Agreements.

AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of three directors who are not officers or employees of the Corporation (Messrs. Greenes, Jankowski and Ms. Firstenberg plus Mr. Modlin, ex officio). During the year 2000, the Audit Committee adopted a formal written charter. Such Audit Committee Charter is included in the back of this Proxy Statement.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 ("Fiscal Year") with management of the Corporation; the Audit Committee has also discussed with the Corporation's independent accountants, Deloitte & Touche LLP the matters required to be discussed by SAS 61 (Codification of Standards on Auditing Standards, AU sec.380) as may be amended or supplemented. In addition, the Audit Committee has reviewed the written disclosures and the letter from the Corporation's independent accountants required by Independence Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented from time to time and has discussed with the independent accountants of the Corporation the independent accountant's independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Fiscal Year be included in the Corporation's Annual Report on Form 10-K for the Fiscal Year for filing with the Securities and Exchange Commission.

     This Audit Committee Report has been respectively submitted by Audit Committee members Jean Firstenberg, Robert Greenes and Gene Jankowski.

RETIREMENT PLAN AND SUPPLEMENTAL RETIREMENT BENEFITS

     A cash contribution of $311,197 for the individuals listed in the Summary Compensation Table, (except Mr. R. Brandt who is not eligible), and all other eligible employees to the Corporation's retirement plan for 2000 will be made by September 15, 2001. Under the supplemental retirement arrangement with Mr. Liss, $110,508, $97,109 and $97,109 was accrued, but not paid in 2000, 1999 and 1998, respectively.

     The Corporation's retirement plan covers all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Corporation is a party. The following table presents estimated retirement benefits payable at normal retirement date, which normally is age 65. The amounts shown include estimated Social Security benefits which would be deducted in calculating benefits payable under such Plan.

                                                  ESTIMATED ANNUAL RETIREMENT BENEFITS
                                                     BASED ON CREDITED SERVICE YEARS
FINAL AVERAGE SALARY FOR HIGHEST FIVE OF  -----------------------------------------------------
THE TEN YEARS PRECEDING RETIREMENT          10         20         30          35          40
----------------------------------------  -------    -------    -------    --------    --------
$100,000...............................   $15,000    $30,000    $45,000    $ 52,500    $ 60,000
 125,000...............................    18,750     37,500     56,250      65,625      75,000
 150,000...............................    22,500     45,000     67,500      78,750      90,000
 200,000(1)............................    30,000     60,000     90,000     105,000     120,000(2)

     As of January 1, 2001, Messrs. Liss, Mulcahy, Mahoney and T. Brandt had 32, 33, 33 and 14 years of credited service, respectively.
---------------
(1) $170,000 is the legislated annual cap on compensation.

(2) $140,000 is the maximum legislated annual benefits payable from a qualified pension plan.

CERTAIN TRANSACTIONS

     During the year 2000, $153,083 in fees for legal services rendered was paid by the Corporation to the law firm of which Mr. Modlin, a director of the Corporation, is a member.

EMPLOYMENT AGREEMENTS

     The Corporation has employment agreements with Messrs. R. Brandt, Liss, Mulcahy, and Mahoney expiring on December 31, 2001, April 1, 2002, May 31, 2001, and May 31, 2001, respectively. Mr. R. Brandt's agreement further provides for a consulting term expiring on December 31, 2010. The agreements provide for annual compensation of $404,375 (subject to cost of living adjustments) for Mr. R. Brandt; $270,000 in 2001, plus an additional $10,000 each year thereafter for Mr. Liss; $215,000 through May 31, 2001 for Mr. Mulcahy; and $110,000 through May 31, 2001 for Mr. Mahoney. Each agreement contains graduated bonus provisions based on the Corporation's defined pre-tax consolidated earnings, not to exceed $130,429, $300,000, $125,000, and $20,000 in the case of Messrs. R. Brandt,
Liss, Mulcahy, and Mahoney, respectively. Each agreement also contains varying disability, death, and, other than Mr. Mahoney, insurance benefits. Mr. R. Brandt's agreement provides for profit participations of 1 1/2% of the Corporation's defined pre-tax consolidated earnings. Mr. Mulcahy's agreement provides for sales override commissions and severance benefits. Mr. Mahoney's agreement provides for sales override commissions. Messrs. R. Brandt and Liss have the right to cancel their agreements if, among other things, in the case of Mr. Liss, Mr. Liss gives six months early termination notice or there is a "change in control" as defined therein or the Corporation fails to elect him to his present positions and, in the case of Mr. R. Brandt, the Corporation fails to elect him to his present position in which case he has the right to receive the payments for the balance of the term of his agreement, including certain lump sum payments thereof. The foregoing is a summary of the agreements and reference is made to the agreements, each of which has been filed with the Securities and Exchange Commission, for the full terms thereof.

STOCK OPTION PLANS AND STOCK OPTIONS

     The Corporation has two incentive stock option plans which provide for the grant of incentive stock options at fair market value (or 110% of fair market value if the optionee owns more than 10% of the Corporation's outstanding voting securities) on date of grant. Options outstanding are exercisable during the period one to ten years (or one to six years if the optionee owns more than 10% of the Corporation's outstanding voting securities) after date of grant and while the holder is in the employ of the Corporation. No stock options were granted in fiscal 2000 to the named executive officers. The following table sets forth information as to the named executive officers with respect to (i) the value realized on exercise of stock options and (ii) fiscal year end option values.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                          VALUE OF
                                                                       NUMBER OF        UNEXERCISED
                                                                      UNEXERCISED       IN-THE-MONEY
                                                                       OPTIONS AT        OPTIONS AT
                                                                      FISCAL YEAR       FISCAL YEAR
                                           OPTION EXERCISES               END            END($)(1)
                                     -----------------------------   --------------   ----------------
                                     SHARES ACQUIRED      VALUE       EXERCISABLE/      EXERCISABLE/
NAME                                   ON EXERCISE     REALIZED($)   UNEXERCISABLE     UNEXERCISABLE
----                                 ---------------   -----------   --------------   ----------------
Richard Brandt.....................       None             --         12,500/17,500        --/--
Victor Liss........................       None             --         43,900/--            --/--
Michael R. Mulcahy.................       None             --         16,500/--            --/--
Thomas F. Mahoney..................       None             --            900/--            --/--
Thomas Brandt......................       None             --             --/--            --/--

---------------
(1) Market value of underlying securities at fiscal year end, minus the exercise price.

                     FIVE YEAR CORPORATE PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over the five fiscal years ended December 31, 2000 with the Total Return Index for American Stock Exchange US ("AMEX US") and the Russell 2000 Index ("RUSSELL 2000"). The stockholder return shown on the graph as "TLX" is not intended to be indicative of future performance of the Corporation's Common Stock.

                      COMPARATIVE FIVE YEAR TOTAL RETURNS*
    Trans-Lux Corporation, AMEX US Total Return Index, Russell 2000 Index** LINE GRAPH

                                                         AMEX US                  RUSSELL 2000                     TLX
                                                         -------                  ------------                     ---
1995                                                     100.00                      100.00                      100.00
1996                                                     101.55                      114.76                      136.86
1997                                                     127.26                      138.31                      182.92
1998                                                     136.58                      133.54                      113.82
1999                                                     179.36                      159.75                       88.48
2000                                                     168.46                      153.03                       44.72

----------------------------------------------------------------------------------------------------------------
                                       1995         1996         1997         1998         1999         2000
----------------------------------------------------------------------------------------------------------------
 AMEX US                              100.00       101.55       127.26       136.58       179.36       168.46
 RUSSELL 2000                         100.00       114.76       138.31       133.54       159.75       153.03
 TLX                                  100.00       136.86       182.92       113.82        88.48        44.72

---------------
*  Cumulative total return assumes reinvestment of dividends.

** Peer group consists of the RUSSELL 2000. Assumes $100 investment at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TLX Common Stock, AMEX US and RUSSELL 2000.

                       SELECTION OF INDEPENDENT AUDITORS

     The auditors recommended to be retained by the Board of Directors, Deloitte & Touche LLP, have advised the Corporation that they have no direct financial interest or any material indirect financial interest in the Corporation, nor did they have any connection during the past three years with the Corporation in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Such auditors were first retained in 1987 as auditors for the Corporation's 1987 fiscal year.

     Representatives of such auditors are expected to be at the Meeting of the stockholders and will be permitted to make a statement to stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such representatives. The affirmative vote of a majority of the total votes cast at the Meeting by the holders of Common Stock and Class B Stock combined is required to approve the proposal to recommend the independent auditors.

           MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During 2000, the Board of Directors had four meetings. All directors attended 75% or more of such meetings and of committees of which they were members. Non-employee directors and the Chairman receive an annual fee of $4,000 and $1,200 for each meeting of the Board attended, while employee directors receive an annual fee of $2,200 and $450 for each meeting of the Board attended. Dr. Allan Fromme, Mr. Richard Brandt's brother-in-law, retired as a Director in 2000, after serving 42 years as a Director, and was appointed Director Emeritus and is entitled to director's fees, benefits and expenses.

     The members of the Executive Committee of the Board of Directors are Messrs. Richard Brandt, Greenes, Liss and Modlin. The Executive Committee is authorized to exercise the powers of the Board of Directors during the intervals between the meetings of the Board and is from time to time delegated certain authorizations by the Board in matters pertaining to the Corporation. The Executive Committee held no formal meetings in 2000. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting). Mr. Greenes receives an annual fee of $6,000 as Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences.

     The members of the Compensation Committee of the Board of Directors are Messrs. Greenes, Jankowski and Modlin and Ms. Firstenberg. The Compensation Committee reviews compensation and other benefits. The Compensation Committee held four meetings in 2000. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairman, Mr. Modlin, receives an annual fee of $2,500.

     The members of the Audit Committee of the Board of Directors are Messrs. Jankowski, Greenes and Ms. Firstenberg and Mr. Modlin, ex officio. The Audit Committee reviews the audit function and material aspects thereof with the Corporation's independent auditors. The Audit Committee held four meetings in 2000. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairperson, Ms. Firstenberg, receives an annual fee of $2,500.

     The members of the Succession Committee of the Board of Directors are Messrs Brenner, Greenes and Modlin and Ms. Firstenberg. The Succession Committee considers future management changes. The Succession Committee held three meetings in 2000. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairman, Mr. Brenner does not receive an annual fee.

     The Board of Directors has not established a nominating or similar committee.

     The Board of Directors has previously established a Non-Employee Director Stock Option Plan which as amended, covers a maximum of 30,000 shares for grant. Options are for a period of six years from date of grant, are granted at fair market value on date of grant, may be exercised at any time after one year from date of grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 stock options based on five or more years of service, another 500 stock options based on ten or more years of service and an additional 1,000 stock options based on twenty or more years of service. Additional stock options are granted upon the expiration or exercise of any such option which is no earlier than four years after date of grant, in an amount equal to such exercised or expired options.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Corporation's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Copies of those reports must also be furnished to the Corporation.

     Based solely on a review of the copies of reports furnished to the Corporation and the Corporation's monthly reporting compliance program, the Corporation believes that during the preceding year, all filing requirements applicable to executive officers and directors were met.

                  STOCKHOLDER PROPOSALS -- 2002 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at the 2002 annual meeting, such proposal must be received by the Secretary of the Corporation on or before December 7, 2001. Nominations for directors at the 2002 annual meeting by stockholders must be in accordance with Article 4(c) of the Corporation's By-Laws and received on or before February 1, 2002.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. Solicitation will be made by the Corporation's regular employees in the total approximate number of ten. Solicitation will be made by mail, telegram, telephone and in person.

                                          By Order of the Board of Directors

                                              ANGELA D. TOPPI
                                            Corporate Secretary

Dated: Norwalk, Connecticut
      April 6, 2001

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                            OF TRANS-LUX CORPORATION
                                    CHARTER

I. PURPOSE

     The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

     - Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

     - Oversee that management has established and maintained processes to assure that an adequate system of internal control of the Corporation's accounting records and systems is functioning.

     - Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three (3) or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least two (2) times annually, or more frequently as circumstances dictate. Meetings may be held by telephone. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately, to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

     1. Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

     2. Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication With Audit Committees" ("SAS No. 61"), as amended or updated.

     3. Review with management and the independent accountants the Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters required to be discussed by SAS No. 61. The Chairperson of the Audit Committee, or, if not available, another member of the Audit Committee, may represent the entire Audit Committee for purposes of this review.

  Independent Accountants

     4. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment, replacement or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace such outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountant's review of the financial statements and controls of the Corporation.

     5. Oversee independence of the accountants by:

     - receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1"); as amended or updated.

     - reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationship or services between the accountants and the Corporation or any other disclosed relationship or services that may impact on the objectivity and independence of the accountants; and

     - recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

  Financial Reporting Process

     6. In consultation with the independent accountants and management, review the integrity of the Corporation's financial reporting processes.

     7. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

     8. Establish regular systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

     9. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

  Legal Compliance/General

     10. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     11. Report through its Chairperson to the Board following meetings of the Audit Committee.

     12. Arrange for maintenance of minutes or other records of meetings and activities of the Audit Committee.

                                 TRANSLUX LOGO

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                  JUNE 1, 2001
                              NORWALK, CONNECTICUT

PROXY
                             TRANS-LUX CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 1, 2001
                  (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints RICHARD BRANDT, VICTOR LISS and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on June 1, 2001, at 10:00 A.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

DIRECTORS RECOMMEND VOTE FOR ITEMS 1 AND 2

Item 1    [ ]  FOR       [ ]  NOT FOR                              Election of Richard Brandt, Jean Firstenberg, Gene
                                                                   Jankowski and Victor Liss to serve as directors for a
                                                                   three-year term, and until their successors are elected
                                                                   and shall have qualified.
                                                                   Authority is withheld with respect to the following
                                                                   nominee(s).

                                                                   ----------------------------------------------------------

Item 2    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN          Recommended retention of Deloitte & Touche LLP as the
                                                                   independent auditors for the Corporation for the ensuing
                                                                   year.

                  (Continued and to be signed on other side.)

                          (Continued from other side.)

  UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" ITEM 2.

  A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

  IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated April 6, 2001.

                                             Dated:,
                                                    ---------------------   2001
                                      ----------------------------------- (L.S.)
                                         Stockholder(s) Signature


                                      ----------------------------------- (L.S.)

                                             NOTE:  This proxy properly filled
                                             in, dated and signed, should be
                                             returned immediately in the
                                             enclosed postpaid envelope to
                                             TRANS-LUX CORPORATION, 110 Richards
                                             Avenue, Norwalk, Connecticut
                                             06856-5090. If the signer is a
                                             corporation, sign in full the
                                             corporate name by a duly authorized
                                             officer. If signing as attorney,
                                             executor, administrator, trustee or
                                             guardian, please give your full
                                             title as such.